Exhibit 99.1

Media Contact:	Investor Relations Contact:
Jessica Miller	Heidi Flaherty
Advent Software, Inc.	Advent Software, Inc.
(415) 645-1668	(415) 645-1145
jmiller@advent.com	flaherty@advent.com

Advent Software Announces 2009 Second Quarter Results

Company Achieves GAAP EPS of $0.31, 70% Increase in Operating Income Over Prior Year and Record Non-GAAP EPS of $0.38

SAN FRANCISCO — July 28, 2009 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the second quarter ended June 30, 2009.

“Advent is pleased to report solid financial results for the second quarter, which included strong quarterly revenue and operating cash flow and record non-GAAP earnings per share,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “These results reflect the resiliency of our business model, Advent’s broad and innovative portfolio of products, expanding global footprint and disciplined operations.  While the market environment in the second quarter was challenging, demand for Advent products continues as companies increasingly look to drive greater operational efficiency and more effectively manage risk.”

Added DiMarco, “With today’s announcement of the planned divestiture of MicroEdge, we intend to increase our focus and resources on our core business to further strengthen Advent’s leadership position.”

GAAP RESULTS

The Company reported revenue of $69.5 million for the second quarter of 2009, compared to $64.0 million in the second quarter of 2008, a 9% increase.

Income from operations for the second quarter of 2009 was $8.6 million, or 12% of revenue, and represents an increase of 70% compared to $5.1 million, or 8% of revenue, in the second quarter of 2008.

Net income for the second quarter of 2009 was $8.0 million compared to net income of $7.4 million in the second quarter of 2008, a 9% increase.

On a fully diluted basis, earnings per share in the second quarter of 2009 were $0.31 and represent a 17% increase from diluted earnings per share of $0.26 in the second quarter of 2008.

Cash flow from operations in the second quarter of 2009 was $21.7 million.  During the second quarter, the Company repaid the remaining $15 million outstanding under its line of credit.  Cash and cash equivalents totaled $47.0 million as of June 30, 2009.

Total deferred revenues were $148.1 million as of June 30, 2009, compared to $147.4 million as of March 31, 2009.

New annual term license contract value was $3.6 million for the second quarter of 2009.

NON-GAAP RESULTS

Non-GAAP income from operations for the second quarter of 2009 was $15.1 million, or 22% of revenue.  This represents a 61% increase compared to non-GAAP income from operations of $9.4 million, or 15% of revenue, in the second quarter of 2008.

Non-GAAP diluted earnings per share were a record $0.38 in the second quarter of 2009 and represent a 72% increase from non-GAAP diluted earnings per share of $0.22 in the second quarter of 2008.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

SECOND QUARTER HIGHLIGHTS

•                  Customer Momentum

•      Tamale RMS®: Advent saw continued momentum in customer wins for Tamale RMS®, its industry-leading research management solution.  Since the Company acquired Tamale Software, it has signed 31 new customers across a wide range of market segments and geographies.

•      Advent® Outsourcing Services: The demand for Advent® Outsourcing Services remains strong.  The Company now has more than 400 clients leveraging its award-winning solutions in an outsourced environment.

•      International Expansion: Advent continues to expand its presence in the Middle East, signing its fifth client in Saudi Arabia in the second quarter, bringing the total number of clients in the region to 32.  The Company also added two new clients in Asia Pacific in the second quarter, bringing the total number of clients in the region to 27.

•                  Industry Recognition: Advent received a series of industry awards in the second quarter including: Best Technology Provider, HFMWeek; Global Securities Services Technology Vendor of the Year, ICFA; and Best Portfolio Management System, Waters.

PENDING DIVESTITURE OF MICROEDGE, INC.

In a separate press release dated today, Advent announced that it has signed a definitive agreement for the sale of its New York-based subsidiary MicroEdge, Inc. to Vista Equity Partners.

FINANCIAL GUIDANCE

Advent announces the following financial guidance for Q3 and FY 2009 taking into consideration the pending divestiture of MicroEdge:

Guidance	Q309 without MicroEdge	Previous FY09 with MicroEdge	Updated FY09 without MicroEdge
Total Revenue ($M)	$61-$63	$280-$290	$252-$262
Non-GAAP Operating Margin	n/a	15%-16%	18%-20%
Amortization of Intangibles (% of revenue)	n/a	2%	1%-2%
Stock Compensation Expense (% of revenue)	n/a	6%	6%-7%
GAAP Operating Margin	n/a	7%-8%	10%-12%
Operating Cash Flow ($M)	n/a	$77-$82	$70-$75
Capital Expenditures ($M)	n/a	$12-$14	$8-$10

INVESTOR CALL

Advent Software, Inc. will host its Q2 2009 quarterly earnings conference call at 5:00 p.m. ET today.  The Q2 2009 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 888-812-3873 and request conference ID #20349749.  A replay will be available through midnight, August 4, 2009, by calling 800-642-1687 and referencing conference ID #20349749.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc., a global firm, has provided trusted solutions to the world’s financial professionals since 1983.  Firms in 60 countries rely on Advent technology to run their mission-critical operations.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support and services organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, our domestic and international growth, market acceptance and demand for our products and new product releases, the anticipated benefits of our sale of MicroEdge, anticipated benefits of our acquisition of Tamale Software, our competitive position, uncertain market conditions and their impact on our business, and the momentum of the business, and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; the ability to consummate the MicroEdge, Inc. disposition and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Geneva, Moxy and Tamale RMS are registered trademarks of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	June 30	December 31
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$47,038	$48,351
Accounts receivable, net	45,516	51,670
Deferred taxes, current	13,133	13,121
Prepaid expenses and other	17,574	20,153

Total current assets	123,261	133,295
Property and equipment, net	38,244	41,240
Goodwill	151,232	149,609
Other intangibles, net	26,849	29,110
Deferred taxes, long-term	54,785	54,786
Other assets	10,642	11,554

Total assets	$405,013	$419,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,966	$5,625
Accrued liabilities	26,083	27,924
Deferred revenues	141,131	146,714
Income taxes payable	6,141	978

Total current liabilities	177,321	181,241
Deferred income taxes	280	286
Long-term debt	—	25,000
Deferred revenues, long-term	6,987	6,449
Other long-term liabilities	10,148	10,795

Total liabilities	194,736	223,771

Stockholders’ equity:
Common stock	254	257
Additional paid-in capital	369,509	365,351
Accumulated deficit	(168,216)	(176,484)
Accumulated other comprehensive income	8,730	6,699

Total stockholders’ equity	210,277	195,823

Total liabilities and stockholders’ equity	$405,013	$419,594

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008
Net revenues:
Term license, maintenance and other recurring	$59,742	$50,838	$120,639	$99,977
Perpetual license fees	3,323	5,242	7,225	10,867
Professional services and other	6,467	7,947	14,454	14,656

Total net revenues	69,532	64,027	142,318	125,500

Cost of revenues (1):
Term license, maintenance and other recurring	12,272	11,379	24,408	22,313
Perpetual license fees	128	224	303	541
Professional services and other	8,010	8,519	16,691	16,245
Amortization of developed technology	1,446	732	2,963	1,454

Total cost of revenues	21,856	20,854	44,365	40,553

Gross margin	47,676	43,173	97,953	84,947

Operating expenses (1):
Sales and marketing	16,280	15,626	33,357	31,016
Product development	12,881	13,008	26,476	25,898
General and administrative	9,438	9,232	18,701	18,459
Amortization of other intangibles	444	242	888	729
Restructuring charges (benefit)	2	(1)	47	55

Total operating expenses	39,045	38,107	79,469	76,157

Income from operations	8,631	5,066	18,484	8,790
Interest income and other income, net	2,201	3,559	1,824	3,786

Income before income taxes	10,832	8,625	20,308	12,576
Provision for income taxes	2,810	1,270	6,057	2,586

Net income	$8,022	$7,355	$14,251	$9,990

Net income per share:
Basic	$0.32	$0.28	$0.56	$0.37
Diluted	$0.31	$0.26	$0.55	$0.36

Weighted average shares used to compute net income per share:
Basic	25,288	26,712	25,265	26,641
Diluted	26,140	28,119	26,053	28,046

(1) Includes stock-based employee compensation expense as follows:

Cost of term license, maintenance and other recurring revenues	$505	$323	$874	$613
Cost of professional services and other revenues	353	258	658	495
Total cost of revenues	858	581	1,532	1,108

Sales and marketing	1,526	1,099	2,732	2,137
Product development	1,367	1,009	2,481	1,880
General and administrative	1,338	1,172	2,407	2,127
Total operating expenses	4,231	3,280	7,620	6,144

Total stock-based employee compensation expense	$5,089	$3,861	$9,152	$7,252

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(GAAP, Unaudited)

	Six Months Ended June 30
	2009	2008
Cash flows from operating activities:
Net income	$14,251	$9,990
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	9,152	7,252
Depreciation and amortization	8,664	6,220
Loss on dispositions of fixed assets	40	2
Provision for doubtful accounts	217	485
Provision for sales returns	797	4
Gain on investments	(2,056)	(3,393)
Deferred income taxes	(18)	(66)
Other	8	3
Effect of statement of operations adjustments	16,804	10,507
Changes in operating assets and liabilities:
Accounts receivable	5,929	5,688
Prepaid and other assets	3,435	(571)
Accounts payable	(1,670)	3,034
Accrued liabilities	(2,416)	(5,870)
Deferred revenues	(5,842)	10,282
Income taxes payable	5,163	1,979
Effect of changes in operating assets and liabilities	4,599	14,542

Net cash provided by operating activities	35,654	35,039

Cash flows from investing activities:
Purchases of property and equipment	(1,789)	(9,777)
Capitalized software development costs	(1,314)	(420)
Proceeds from sale of investments	2,056	3,393
Change in restricted cash	—	(248)

Net cash used in investing activities	(1,047)	(7,052)

Cash flows from financing activities:
Proceeds from exercises of stock options	2,383	3,240
Withholding taxes related to equity award net share settlement	(1,792)	(1,271)
Proceeds from common stock issued under the employee stock purchase plan	2,946	2,576
Common stock repurchased and retired	(14,578)	—
Repayment of long-term borrowing	(25,000)	—

Net cash provided by (used in) financing activities	(36,041)	4,545

Effect of exchange rate changes on cash and cash equivalents	121	322

Net change in cash and cash equivalents	(1,313)	32,854
Cash and cash equivalents at beginning of period	48,351	49,589

Cash and cash equivalents at end of period	$47,038	$82,443

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Three Months Ended June 30, 2009
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$47,676	69%	$8,631	12%	$8,022

Amortization of acquired developed technology	897		897		897
Amortization of other acquired intangibles	—		444		444
Stock-based compensation - cost of revenues	858		858		858
Stock-based compensation - operating expenses	—		4,231		4,231
Restructuring charge	—		2		2
Investment gain	—		—		(2,056)
Income tax adjustment for non-GAAP (1)	—		—		(2,513)

Non-GAAP	$49,431	71%	$15,063	22%	$9,885

Diluted net income per share
GAAP					$0.31
Non-GAAP					$0.38

Shares used to compute diluted net income per share					26,140

	Three Months Ended June 30, 2008
	Gross	Gross	Operating	Operating	Net
	Margin	Margin%	Income	Income%	Income

GAAP	$43,173	67%	$5,066	8%	$7,355

Amortization of acquired developed technology	198		198		198
Amortization of other acquired intangibles	—		242		242
Stock-based compensation - cost of revenues	581		581		581
Stock-based compensation - operating expenses	—		3,280		3,280
Restructuring benefit	—		(1)		(1)
Investment gain	—		—		(3,393)
Income tax adjustment for non-GAAP (1)	—		—		(2,066)

Non-GAAP	$43,952	69%	$9,366	15%	$6,196

Diluted net income per share
GAAP					$0.26
Non-GAAP					$0.22

Shares used to compute diluted net income per share					28,119

(1)   The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected GAAP Operating Income %

to Projected Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Twelve Months Ended December 31, 2009 Operating Income %

Projected GAAP	10%	to	12%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	1%	to	2%
Projected stock based compensation adjustment	6%	to	7%

Projected non-GAAP	18%	to	20%